Exhibit 99.1

TODCO Monthly Rig Status Report as of June 30, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Operating	Swift Energy Company	term	High $20s	252	03/09/07
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp	Operating	Sabco Operating	one well	Low $40s	10	07/10/06
				Boss Exploration & Production	term	Mid $30s	28	08/07/06
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TD	Operating	W&T Offshore	one well	Mid $30s	107	10/15/06
				Pel-Tex Oil Co., LLC	one well	Low $40s	140	03/04/07
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Mid $30s	304	04/30/07
7	Rig 17	Posted - 3000 hp, TD	Operating	Samson Contour Energy E&P	two wells	High $50s	66	09/04/06	30 day shipyard scheduled Q4
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $30s	304	04/30/07
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	Dimension Energy Company	one well	Low $50s	4	07/04/06
				McMoRan Exploration	term	High $30s	90	10/02/06
					term	Low $40s	90	12/31/06
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $30s	304	04/30/07
14	Rig 29	Conv - 3000 hp, TD	Operating	Apache Corp	term	Mid $30s	18	07/18/06
					term	High $40s	180	01/14/07
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	Castex Energy	term	Mid $40s	312	05/08/07
19	Rig 46	Posted - 3000 hp, TD	Operating	ADTI	one well	High $30s	15	07/15/06
				Centurion Exploration Company	term	Mid $40s	180		to commence early 2007
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Carrizo Oil & Gas	one well	Low $40s	49	08/18/06
				Castex Energy	term	Mid $40s	365	08/18/07
22	Rig 49	Posted - 3000 hp, TD	Operating	Erskine Energy	term	Mid $50s	160	12/07/06
23	Rig 52	Posted - 2000 hp, TD	Operating	Davis Petroleum Corp	term	Mid $30s	152	11/29/06
24	Rig 55	Posted - 3000 hp, TD	Operating	Tellus Operating Group, L.L.C.	one well	Low $30s	9	07/09/06
				ADTI	one well	Mid $30s	66	09/13/06
				Gulf Production Company, Inc.	two wells	High $30s	50	11/02/06
				Energy Partners, Limited	term	Low $40s	180	05/01/07
25	Rig 57	Posted - 2000 hp, TD	Operating	Erskine Energy	one well	High $40s	10	07/10/06
				Genesis Producing Company	one well	Low $40s	20	07/30/06
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted - 3000 hp, TD	Operating	Forest Oil Corporation	one well	Low $30s	5	07/05/06
						High $30s	180	01/01/07
				Denbury Onshore LLC	term	Low $40s	90	04/01/07
						Low $40s	90	06/30/07
						Average	225	days

TODCO Monthly Rig Status Report as of June 30, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Hydro Gulf of Mexico, LLC	term	Mid $110s	104	10/12/06
2	THE 77	Submersible, TD	Reactivating	McMoran Exploration	term	Mid $80s	270	04/02/07	Anticipated start July 2006
3	THE 78	Submersible, TD	Operating	Woodside Energy (USA), Inc.	term	Mid $70s	150	11/27/06	21 day shipyard scheduled Q3
4	THE 150	150’ - ILC, TD	Operating	Apache Corp	term	High $80s	29	07/29/06
5	THE 152	150’ - MC, TD	Operating	ADTI	one well	Mid $100s	2	07/02/06
				Arena Offshore	one well	Low $110s	20	07/22/06
				Hall-Houston Exploration	term	Low $110s	160	12/29/06	contract swap with THE 251
6	THE 153	150’ - MC	Cold Stacked 07/01
7	THE 155	150’ - ILC	Cold Stacked 07/01
8	THE 191	160’ - MS	Cold Stacked 08/01
9	THE 200	200’ - MC, TD	Operating	Forest Oil Corporation	one well	Low $90s	6	07/06/06
			Shipyard				35	08/10/06
			Operating	Royal Production	two wells	Low $120s	21	08/31/06
10	THE 201	200’ - MC, TD	Operating	Remington Oil & Gas	term	Mid $110s	154	12/01/06
11	THE 202	200’ - MC, TD	Shipyard						Leg repairs
			Operating	Prime Offshore LLC	term	Mid $100s	77	09/18/06
					term	Low $120s	75	12/02/06
12	THE 203	200’ - MC, TD	Operating	Marlin Energy	term	High $110s	90	09/28/06	Rate adjusts each calendar month
13	THE 204	200’ - MC, TD	Operating	ADTI	one well	Low $110s	36	08/05/06
14	THE 207	200’ - MC, TD	Operating	MCX Gulf of Mexico LLC	one well	Low $110s	12	07/12/06
			Repairs				7	07/19/06
			Operating	MCX Gulf of Mexico LLC	three wells	Low $120s	42	08/30/06
15	THE 250	250’ - MS, TD	Operating	ATP Oil and Gas	two wells	Mid $110s	24	07/24/06
			Shipyard				30	08/23/06
16	THE 251	250’ - MS, TD	Operating	Petsec Energy	one well	Low $120s	43	08/12/06	21 day shipyard scheduled Q4
17	THE 252	250’ - MS, TD	Reactivating	Arena Offshore	term	Mid $80s	365	07/02/07	Anticipated start July 2006
18	THE 253	250’ - MS, TD	Operating	Tana Exploration Company	term	Low $110s	178	12/25/06
19	THE 254	250’ - MS	Cold Stacked 07/01
20	THE 255	250’ - MS	Cold Stacked 07/01
21	THE 256	250’ - MS, TD	Reactivating	Seneca Resources Corporation	term	Mid $100s	365		Assessing fire damage to rig
						Average	139	days

TODCO Monthly Rig Status Report as of June 30, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Operating	PEMEX	term	High $30s	142	11/19/06
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Mid $60s	359	06/24/07
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	668	04/28/08
						Average	390	days
Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Low $50s	37	08/06/06	Finalizing 2 year contract in Low $50s
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	two wells	Low $20s	175	12/22/06
						Average	106	days
Angola
1	THE 185	120’ - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	415	08/19/07
						Average	415	days
Brazil
1	THE 156	150’ - ILC, TD	Operating	El Paso Oleo E Gas Do Brasil Ltda	mobilization		56	08/25/06	Mob revenue to be recognized over two wells
					two wells	High $60s	80	11/13/06
						Average	136	days
Venezuela
1	Cliffs #37	2000 hp, TDr	Reactivating	PDVSA	term	High $20s	210	03/10/07	Anticipated start August 2006
2	Cliffs #40	2000 hp, TDr	Operating	PDVSA	term	High $20s	20	07/20/06
3	Cliffs #42	2000 hp, TD	Operating	PDVSA	term	High $20s	15	07/15/06
4	Cliffs #43	2000 hp, TDr	Operating	PDVSA	term	Mid $20s	92	09/30/06
5	Cliffs #54	3000 hp, TD	Operating	PDVSA	term	Mid $30s	141	11/18/06
6	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Mid $30s	182	12/29/06
						Average	110	days
Land Rigs - Texas
1	Rig #26	750 hp	Reactivating						Reactivation completed Q4
2	Rig #27	900 hp	Reactivating						Reactivation completed Q4

(1)

Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally are ready for service.  Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles.  Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include comments pertaining to estimated contract duration and dayrates.  Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on February 28, 2006 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

          Changes from last report are highlit